UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 10, 2017

GANNETT CO., INC.

(Exact name of registrant as specified in charter)

Delaware	1-36874	47-2390983
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7950 Jones Branch Drive, McLean, Virginia, 22107-0910

(Address of principal executive offices, including zip code)

(703) 854-6000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Gannett Co., Inc. (the “Company”) held its 2017 annual meeting of stockholders (the “2017 annual meeting”) on May 10, 2017. At the 2017 annual meeting, the Company’s stockholders approved the proposed amendment to the Gannett Co., Inc. 2015 Omnibus Incentive Compensation Plan (the “Plan”) described in the Company’s definitive proxy statement on Schedule 14A for the 2017 annual meeting filed with the Securities and Exchange Commission on March 24, 2017, as supplemented by the Company’s definitive additional proxy materials filed on April 28, 2017 (the “2017 proxy statement”). As a result of the amendment, the number of shares available for issuance under the Plan was increased by 7,000,000. A copy of the amendment to the Plan is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the 2017 annual meeting, the Company’s stockholders voted on four proposals, each of which was described in the Company’s 2017 proxy statement. The final voting results with respect to each proposal are set forth below.

Proposal 1

The Company’s stockholders elected each of the ten nominees named in the 2017 proxy statement, to serve on the Board of Directors for a one-year term expiring at the Company’s 2018 annual meeting of stockholders or until their respective successors are duly elected and qualified or until their earlier resignation or removal, as set forth below:

Name of Director Nominee	For	Against	Abstain	Broker Non-Votes
John E. Cody	88,177,860	1,068,092	2,911,968	11,636,409
Stephen W. Coll	88,550,176	692,443	2,915,302	11,636,409
Robert J. Dickey	88,290,661	958,921	2,908,338	11,636,409
Donald E. Felsinger	88,359,890	861,554	2,936,476	11,636,409
Lila Ibrahim	89,516,907	2,393,350	247,663	11,636,409
Lawrence S. Kramer	88,313,407	936,480	2,908,034	11,636,409
John Jeffry Louis	88,092,030	1,148,750	2,917,140	11,636,409
Tony A. Prophet	88,366,608	857,300	2,934,012	11,636,409
Debra A. Sandler	88,408,283	3,557,558	192,079	11,636,409
Chloe R. Sladden	88,289,608	2,518,744	1,349,568	11,636,409

Proposal 2

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s 2017 fiscal year, as set forth below:

For	Against	Abstain
101,417,604	628,038	1,748,688

There were no broker non-votes with respect to this proposal.

Proposal 3

The Company’s stockholders approved the amendment to the Plan, as set forth below:

For	Against	Abstain	Broker Non-Votes
81,861,147	9,747,972	548,802	11,636,409

Proposal 4

The Company’s stockholders approved, on a non-binding, advisory basis, the Company’s executive compensation program as described in the 2017 proxy statement, as set forth below:

For	Against	Abstain	Broker Non-Votes
86,219,391	5,553,287	385,242	11,636,409

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Amendment to the Gannett Co., Inc. 2015 Omnibus Incentive Compensation Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gannett Co., Inc.

Date: May 11, 2017	By:	/s/ Barbara W. Wall
Barbara W. Wall
Senior Vice President and Chief Legal Officer

EXHIBIT INDEX

10.1	Amendment to the Gannett Co., Inc. 2015 Omnibus Incentive Compensation Plan